UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-07443

Name of Registrant:	Vanguard Whitehall Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2005 - April 30, 2006

Item 1:	Reports to Shareholders

Vanguard® Selected Value Fund

> Semiannual Report

April 30, 2006

>	Vanguard Selected Value Fund returned 10.0% during the six-month period ended April 30, 2006.

>	The fund’s return finished just a bit behind the return of the broad U.S. stock market, but more markedly below the returns of its benchmark index and average peer fund.

>	The fund’s significant underweighting in the financials sector, compared with the benchmark index, hurt performance.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	20
Trustees Approve Advisory Agreements	22
Glossary	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2006
Total
Return
Vanguard Selected Value Fund	10.0%
Russell Midcap Value Index	13.6
Average Mid-Cap Value Fund[1]	14.1
Dow Jones Wilshire 5000 Index	11.1

Your Fund’s Performance at a Glance
October 31, 2005–April 30, 2006

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Selected Value Fund	$18.99	$19.70	$0.29	$0.85

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

During the six months ended April 30, 2006, Vanguard Selected Value Fund achieved a solid return of 10.0%. The fund’s deep-value focus was rewarded during a strong half-year for value stocks. While robust, the fund’s performance trailed the average return of its peer group as well as the return of the fund’s benchmark index, the Russell Midcap Value Index.

Stocks kept up their healthy climb despite high energy prices

Following a lackluster finish in 2005, U.S. stock prices climbed steadily during the first four months of 2006, ending near a five-year high. Despite continuing worries over rising energy costs and the possibility of inflation, investors’ confidence in the economy remained firm. The job market remained tight and retail sales were strong during the fiscal half-year.

Small-capitalization stocks in the United States continued to outperform their large-cap counterparts, as has been the general trend since the bear market ended in 2002. During the half-year, small-caps bested large-caps by a margin of 9 percentage points. International stocks continued to produce outstanding gains, most notably in Japan and emerging markets.

The Fed continued its measured pace of raising short-term rates

For the six-month period, bonds provided slim returns as rising interest rates put a

2

lid on bond performance. On March 28, the Federal Reserve Board raised its target for the federal funds rate to 4.75%, continuing its gradual tightening of monetary policy to defuse the threat of inflation. This was the Fed’s 15th consecutive rate increase since June 2004. (Shortly after the close of the fiscal period, the Fed extended its streak of rate increases to 16, raising its target to 5.00%.) Interest rate movements followed a normal pattern during the period, rising across the maturity spectrum. Short-term and municipal securities outperformed long-term bonds.

Your fund delivered strong absolute returns

For the fiscal half-year ended April 30, 2006, Vanguard Selected Value Fund returned a solid 10.0%. The fund’s success reflected the advisors’ preference for value-oriented, dividend-paying stocks, as value stocks outperformed growth-oriented sectors during the period.

Over the half-year, the fund earned solid returns from a number of basic industries, including the energy, industrials, and materials sectors. The advisors’ stock selections in the consumer staples sector also earned outsized returns. Paper products manufacturer Domtar and United States Steel were both stellar performers.

The fund underperformed its benchmark, the Russell Midcap Value Index, by more than 3 percentage points. Most of this shortfall can be attributed to the fund’s underweighted position in the financials sector. Financials stocks accounted, on average, for 33% of the index, but only 22% of the fund’s assets. The fund’s sector

Market Barometer
	Total Returns
	Periods Ended April 30, 2006
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	9.9%	16.7%	3.4%
Russell 2000 Index (Small-caps)	18.9	33.5	10.9
Dow Jones Wilshire 5000 Index (Entire market)	11.1	18.9	4.5
MSCI All Country World Index ex USA (International)	25.0	38.1	11.4

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	0.6%	0.7%	5.2%
Lehman Municipal Bond Index	1.6	2.2	5.4
Citigroup 3-Month Treasury Bill Index	2.0	3.6	2.1

CPI
Consumer Price Index	1.2%	3.5%	2.6%

1 Annualized.

3

return was also below that of the index sector, due to subpar stock selection.

The fund’s overweighted position in the consumer discretionary sector was another detractor, as the fund didn’t hold some of the sector’s better-performing stocks. The fund’s holdings in auto-parts maker Dana, which filed for Chapter 11 bankruptcy during the period, likewise hurt performance.

The fund is managed by two investment advisory firms: Barrow, Hanley, Mewhinney & Strauss and Donald Smith & Co. Both are seasoned deep-value practitioners with excellent track records. The fund holds a concentrated portfolio of about 60 mid-cap stocks that, in the advisors’ estimation, are poised for improved earnings despite being out of favor. Typically these undervalued stocks come from mature sectors with appealing prospects. By and large, the advisors steer clear of technology issues—the fund has no holdings in the telecommunication services sector, and relatively small holdings in information technology.

While the fund’s performance for the six-month period failed to match that of its benchmark index, it’s worth remembering that these advisors aim primarily to identify those investments that represent the best values. When their judgments differ from those of the market—often the case with advisors who exercise discipline in the execution of a distinctive strategy—they feel no compulsion to modify their convictions. As a result, the fund’s performance will at times be very different from that of mid-cap value benchmarks. Even as relative returns rise and fall, however, Vanguard

Annualized Expense Ratios[1]
Your fund compared with its peer group
		Average
		Mid-Cap
	Fund	Value Fund
Selected Value Fund	0.45%	1.46%

1 Fund expense ratio reflects the six months ended April 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

4

Selected Value Fund’s consistently below-average costs can help you keep a larger share of the fund’s returns.

Time and low costs are an investor’s best friends

Some readers have observed that Vanguard’s counsel in these letters tends toward the conservative and the cautious. That’s true, and there’s good reason for it. Over more than 30 years as the steward for many shareholders’ assets, we have seen the proof that a prudent application of tried-and-true investment principles pays off in the long term for investors.

With that in mind, Vanguard continues to counsel that the best approach is to develop a carefully considered, balanced portfolio with an asset allocation suitable to your time horizon, risk tolerance, and long-term objectives. Because markets are volatile, the need for a long-term perspective is critical. Time, in combination with low costs, will be your best friend.

Vanguard Selected Value Fund can play an important role in just such a disciplined, long-term portfolio.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

May 17, 2006

5

Advisors’ Report

During the fiscal half-year ended April 30, 2006, Vanguard Selected Value Fund returned 10.0%. This performance reflects the combined efforts of your fund’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the dollar amount and percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half-year and of how their portfolio positioning reflects this assessment.

Barrow, Hanley, Mewhinney & Strauss, Inc.

Portfolio Managers:

James P. Barrow, Founding Partner

Mark Giambrone, Principal

The market was up nicely over the past six months as strong economic numbers and the expectation that the Fed will stop raising rates offset higher interest rates and commodity costs. Over this period, the Selected Value Fund lagged its benchmark while posting solid results. Some of the sectors leading the market at the end of the six months appeared to be the least attractive (most expensive),

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney	81	3,259	Conducts fundamental research on individual
& Strauss, Inc.			stocks exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the market
			average and dividend yields above the market average.
Donald Smith & Co., Inc.	16	656	Conducts fundamental research on the lowest price-
			to-tangible-book-value companies. Research focuses
			on the underlying quality of book value and assets,
			and long-term earnings potential.
Cash Investments[1]	3	104	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

6

but we are well-positioned for the inevitable correction in some of these stocks, and we expect to outperform in more rational times.

Within our portion of the fund’s portfolio, some sectors and companies helped performance during the six months, while others hurt. Both the consumer staples group—particularly tobacco-related holdings—and energy stocks boosted returns. We chose to sell or reduce those holdings that had meaningful returns or met our price objectives, such as Reynolds American and First Energy. We subsequently added to names that are undergoing temporary pressure, including Hillenbrand Industries and Healthsouth.

The financials sector hurt our performance the most. The fund had very little exposure to two of the best-performing areas: real estate investment trusts (REITs) and capital markets (such as brokerages and investment banks). REITs continue to perform well but have largely lost the characteristics of low P/E and high dividend yield that had made them attractive investments. Capital markets are certainly on a tear, but can be very cyclical.

Six months ago we opined that financials stocks were becoming more attractive, and we stated we were waiting for a pullback to add to our energy and health care holdings. Our appraisal proved correct; during this period we added new positions in the financials, energy, and health care sectors. We added First Marblehead, H&R Block, Murphy Oil, El Paso, and Coventry Healthcare because we believe these companies are facing temporary difficulties, provide tremendous value, and have a significant upside.

Donald Smith & Co., Inc.

Portfolio Managers:

Donald G. Smith, Chief Investment Officer

Richard L. Greenberg, CFA, Vice President

Donald Smith & Co. is a deep-value manager that focuses in-depth research on stocks that sell at discounts to tangible book value (referring to real assets, as opposed to intangible assets such as goodwill). We look for companies in the bottom decile of price-to-tangible-book-value ratios and a positive earnings outlook over the next two to four years. We take concentrated positions in our favorite stocks, often leading to sector positioning quite different from market averages.

The portfolio we have built in our 11 months of managing a portion of the Selected Value Fund meets the criteria outlined above. At the end of April, the portfolio sold at only 114% of tangible book value and 36% of revenues, or approximately one-quarter the levels of the Standard & Poor’s 500 Index. The price/earnings ratio based on “normalized” earnings was a low 9.6.

As of April 30, the portfolio’s largest industry weighting was insurance (20.0%), followed by information technology (18.2%), paper products

7

(12.3%), utilities (11.8%), airlines (8.5%), road and rail (6.7%), steel (3.8%), retailing (3.2%), auto components (2.3%), and thrifts and mortgage finance (0.7%). Energy stocks, the big market winners now, were notable for their absence. On average, energy stocks were selling at close to 4 times book value and did not meet our strict valuation criteria. The two insurance companies in the portfolio were both selling at or below book value and at 10 times to 12 times estimated earnings. The four information technology holdings all have healthy balance sheets, strong cash positions, and minimal or no “burn” rates, and were selling at only slight premiums to book value. These stocks were down substantially from their highs of 2000, when they were the favorites of the momentum crowd (and we did not own them). The paper products companies and airlines are experiencing strong pricing as a result of reduced industrywide capacity.

Although the fund has lagged its benchmark since we were added as an advisor less than one year ago, we believe we have built a portfolio that both meets our strict valuation criteria and should outperform over the long term. In our experience, prior periods of underperformance for our style of investing are often followed by even stronger periods of outperformance; sticking to our discipline through the tough times is critical to long-term success.

8

Fund Profile

As of April 30, 2006

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	61	506	4,978
Median Market Cap	$4.3B	$7.6B	$27.3B
Price/Earnings Ratio	18.6x	18.4x	20.2x
Price/Book Ratio	2.0x	2.2x	3.0x
Yield	1.9%	2.0%	1.7%
Return on Equity	13.4%	12.1%	17.3%
Earnings Growth Rate	15.2%	11.8%	9.9%
Foreign Holdings	6.1%	0.0%	1.9%
Turnover Rate	44%[3]	—	—
Expense Ratio	0.45%[3]	—	—
Short-Term Reserves	3%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	22%	12%	13%
Consumer Staples	7	8	8
Energy	5	5	9
Financials	24	33	22
Health Care	10	5	12
Industrials	10	8	11
Information Technology	6	8	16
Materials	3	7	3
Telecommunication
Services	0	1	3
Utilities	10	13	3
Short-Term Reserves	3	—	—

Volatility Measures
		Comparative		Broad
	Fund	Index[1]	Fund	Index[2]
R-Squared	0.79	1.00	0.73	1.00
Beta	0.87	1.00	0.99	1.00

Ten Largest Holdings[4] (% of total net assets)

Tech Data Corp.	technology
	distributors	3.3%
Carolina Group	tobacco	2.9
Radian Group, Inc.	thrifts and
	mortgage finance	2.6
Whirlpool Corp.	household
	appliances	2.6
Sherwin-Williams Co.	home
	improvement retail	2.5
Ryder System, Inc.	trucking	2.5
The Stanley Works	household
	appliances	2.4
Pinnacle West
Capital Corp.	electric utilities	2.4
Reynolds American Inc.	tobacco	2.4
GTECH Holdings Corp.	casinos and gaming	2.4
Top Ten		26.0%

1 Russell Midcap Value Index.

2 Dow Jones Wilshire 5000 Index.

3 Annualized.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

See page 24 for a glossary of investment terms.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): February 15, 1996–April 30, 2006

Average Annual Total Returns: Periods Ended March 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Selected Value Fund[2]	2/15/1996	9.78%	12.57%	9.39%

1 Six months ended April 30, 2006.

2 Total return figures do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% redemption fee previously assessed on shares held for less than five years.

Note: See Financial Highlights table on page 16 for dividend and capital gains information.

10

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.6%)[1]
Consumer Discretionary (22.3%)
	Whirlpool Corp.	1,152,700	103,455
	Sherwin-Williams Co.	2,006,500	102,211
	The Stanley Works	1,843,500	96,323
	GTECH Holdings Corp.	2,782,900	95,064
	Family Dollar Stores, Inc.	3,028,800	75,720
	Royal Caribbean
	Cruises, Ltd.	1,758,100	73,471
	H & R Block, Inc.	2,848,400	65,029
[2] ^	Winnebago Industries, Inc.	2,144,100	63,144
	Brunswick Corp.	1,554,900	60,983
	Genuine Parts Co.	1,322,000	57,705
	Mattel, Inc.	1,932,700	31,271
	Service Corp. International	3,679,600	29,621
	Dillard’s Inc.	802,700	20,934
	Magna International, Inc.
	Class A	120,000	9,414
*^	Tim Hortons, Inc.	236,600	6,424
^	Dana Corp.	2,976,400	5,819
			896,588
	Consumer Staples (6.4%)
	Carolina Group	2,302,600	117,985
	Reynolds American Inc.	875,800	96,031
	UST, Inc.	1,040,900	45,727
			259,743
	Energy (4.8%)
	Marathon Oil Corp.	879,700	69,813
	Murphy Oil Corp.	895,900	44,956

	Overseas Shipholding
	Group Inc.	904,900	44,186
	El Paso Corp.	2,597,100	33,529
			192,484
Financials (23.5%)
	Radian Group, Inc.	1,667,100	104,561
	Willis Group Holdings Ltd.	2,635,700	92,645
	New York Community
	Bancorp, Inc.	5,315,200	91,475
	People’s Bank	2,737,275	89,646
	The South Financial
	Group, Inc.	3,203,900	86,922
	Axis Capital Holdings Ltd.	2,575,900	76,813
	XL Capital Ltd. Class A	1,051,500	69,283
^	The First Marblehead Corp.	1,296,300	62,352
	American Financial
	Realty Trust REIT	5,170,500	58,840
	UnumProvident Corp.	2,823,800	57,351
*^	CNA Financial Corp.	1,687,200	54,227
	TCF Financial Corp.	1,677,600	45,060
	First Industrial
	Realty Trust REIT	756,100	29,669
	American Financial
	Group, Inc.	269,200	11,920
	American National
	Insurance Co.	66,000	7,870
	Hudson City Bancorp, Inc.	330,000	4,425
			943,059
Health Care (9.8%)
	Hillenbrand Industries, Inc.	1,733,175	89,016
*	Triad Hospitals, Inc.	1,825,400	75,206

11

			Market
			Value•
		Shares	($000)
*	HealthSouth Corp.	14,800,800	68,010
	Universal Health Services
	Class B	1,154,800	58,652
	Valeant Pharmaceuticals
	International	2,928,700	52,424
*	Coventry Health Care Inc.	999,800	49,660
			392,968
Industrials (10.1%)
	Ryder System, Inc.	1,910,600	99,638
	Goodrich Corp.	2,062,600	91,786
	American Power
	Conversion Corp.	4,113,400	91,482
	ITT Industries, Inc.	1,209,800	68,027
*	Air France KLM ADR	2,400,500	55,884
			406,817
Information Technology (5.4%)
*[2]	Tech Data Corp.	3,644,309	133,819
*	Solectron Corp.	13,764,200	55,057
*	Micron Technology, Inc.	1,062,100	18,024
*	Spansion Inc. Class A	525,000	8,988
			215,888
Materials (2.6%)
	Domtar Inc.	10,743,200	80,359
	United States Steel Corp.	366,300	25,092
			105,451
Utilities (9.7%)
	Pinnacle West
	Capital Corp.	2,399,400	96,216
	Xcel Energy, Inc.	4,738,900	89,281
	MDU Resources
	Group, Inc.	2,001,600	73,559
	CenterPoint Energy Inc.	5,882,200	70,704
*	Reliant Energy, Inc.	5,175,400	58,741
			388,501
Total Common Stocks
(Cost $3,221,593)			3,801,499
Temporary Cash Investments (7.3%)[1]
Money Market Fund (7.1%)
[3]	Vanguard Market Liquidity
	Fund, 4.771%	227,465,481	227,465
[3]	Vanguard Market Liquidity
	Fund, 4.771%—Note G	57,306,700	57,307
			284,772

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Agency Obligation (0.2%)
[4] Federal National Mortgage Assn.
[5] 4.848%, 7/5/06	8,000	7,930
Total Temporary Cash Investments
(Cost $292,703)		292,702
Total Investments (101.9%)
(Cost $3,514,296)		4,094,201
Other Assets and Liabilities—
Net (–1.9%)		(75,472)
Net Assets (100%)
Applicable to 203,967,885 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		4,018,729
Net Asset Value Per Share		$19.70

Statement of Assets and Liabilities
Assets
Investment in Securities, at Value		4,094,201
Receivables for Accrued Income		4,147
Receivables for Capital Shares Issued		3,150
Other Assets—Note C		1,625
Total Assets		4,103,123
Liabilities
Security Lending Collateral Payable
to Brokers—Note G		57,307
Payables for Investment
Securities Purchased		14,941
Payables for Capital Shares Redeemed		6,421
Other Liabilities		5,725
Total Liabilities		84,394
Net Assets (100%)		4,018,729

12

At April 30, 2006, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	3,289,565	$16.13
Undistributed Net
Investment Income	20,567.10
Accumulated Net
Realized Gains	127,971.63
Unrealized Appreciation
Investment Securities	579,905	2.84
Futures Contracts	721	—
Net Assets	4,018,729	$19.70

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.3% and 4.6%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5 Securities with a value of $7,930,000 have been segregated as initial margin for open futures contracts.

6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

13

Statement of Operations

Six Months Ended
April 30, 2006
($000)
Investment Income
Income
Dividends[1]	39,928
Interest[1]	6,427
Security Lending	359
Total Income	46,714
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,545
Performance Adjustment	(1,218)
The Vanguard Group—Note C
Management and Administrative	4,919
Marketing and Distribution	497
Custodian Fees	30
Shareholders’ Reports	40
Trustees’ Fees and Expenses	2
Total Expenses	8,815
Expenses Paid Indirectly—Note D	(316)
Net Expenses	8,499
Net Investment Income	38,215
Realized Net Gain (Loss)
Investment Securities Sold[1]	123,827
Futures Contracts	3,315
Realized Net Gain (Loss)	127,142
Change in Unrealized Appreciation (Depreciation)
Investment Securities	204,055
Futures Contracts	1,945
Change in Unrealized Appreciation (Depreciation)	206,000
Net Increase (Decrease) in Net Assets Resulting from Operations	371,357

1	Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $397,000, $6,291,000, and ($246,000), respectively.

14

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Apr. 30,	Oct. 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	38,215	53,516
Realized Net Gain (Loss)	127,142	218,323
Change in Unrealized Appreciation (Depreciation)	206,000	31,014
Net Increase (Decrease) in Net Assets Resulting from Operations	371,357	302,853
Distributions
Net Investment Income	(57,290)	(32,156)
Realized Capital Gain[1]	(167,918)	—
Total Distributions	(225,208)	(32,156)
Capital Share Transactions—Note H
Issued	490,084	1,772,470
Issued in Lieu of Cash Distributions	197,996	27,953
Redeemed[2]	(522,018)	(289,111)
Net Increase (Decrease) from Capital Share Transactions	166,062	1,511,312
Total Increase (Decrease)	312,211	1,782,009
Net Assets
Beginning of Period	3,706,518	1,924,509
End of Period[3]	4,018,729	3,706,518

1 Includes fiscal 2006 short-term gain distributions totaling $48,400,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net of redemption fees of $1,297,000 and $985,000.

3 Net Assets—End of Period includes undistributed net investment income of $20,567,000 and $39,642,000.

15

Financial Highlights

Selected Value Fund

	Six Months
	Ended	Year Ended October 31,
For a Share Outstanding	April 30,
Throughout Each Period	2006	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$18.99	$16.76	$14.10	$11.27	$12.07	$11.42
Investment Operations
Net Investment Income	.19	.30	.26	.25	.21	.15
Net Realized and Unrealized Gain (Loss)
on Investments[1]	1.66	2.19	2.66	2.82	(.84)	.74
Total from Investment Operations	1.85	2.49	2.92	3.07	(.63)	.89
Distributions
Dividends from Net Investment Income	(.29)	(.26)	(.26)	(.24)	(.17)	(.24)
Distributions from Realized Capital Gains	(.85)	—	—	—	—	—
Total Distributions	(1.14)	(.26)	(.26)	(.24)	(.17)	(.24)
Net Asset Value, End of Period	$19.70	$18.99	$16.76	$14.10	$11.27	$12.07

Total Return[2]	10.00%	14.96%	20.94%	27.74%	–5.38%	7.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,019	$3,707	$1,925	$1,265	$1,058	$903
Ratio of Total Expenses to
Average Net Assets[3]	0.45%[4]	0.51%	0.60%	0.78%	0.74%	0.70%
Ratio of Net Investment Income to
Average Net Assets	1.95%[4]	1.81%	1.78%	2.05%	1.63%	1.67%
Portfolio Turnover Rate	44%[4]	28%	35%	40%	50%	67%

1 Includes increases from redemption fees of $.01, $.01, $.01, $.01, $.01, and $.00.

2 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years.

3 Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.02%), 0.01%, 0.11%, 0.06%, and (0.03%).

4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Whitehall Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily.

Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

17

B. Barrow, Hanley, Mewhinney & Strauss, Inc. and Donald Smith & Co., Inc. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Barrow, Hanley, Mewhinney & Strauss, Inc. is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell MidCap Value Index. In accordance with the advisory contract entered into with Donald Smith & Co., Inc. in May 2005, beginning in May 2006 the investment advisory fee will be subject to quarterly adjustments based on performance since July 31, 2005, relative to the MSCI Investable Market 2500 Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets before a decrease of $1,218,000 (0.06%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2006, the fund had contributed capital of $439,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.44% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2006, these arrangements reduced the fund’s management and administrative expenses by $304,000 and custodian fees by $12,000. The total expense reduction represented an effective annual rate of 0.02% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April, 30, 2006, net unrealized appreciation of investment securities for tax purposes was $579,905,000, consisting of unrealized gains of $661,348,000 on securities that had risen in value since their purchase and $81,443,000 in unrealized losses on securities that had fallen in value since their purchase.

18

At April 30, 2006, the aggregate settlement value of open futures contracts expiring in June 2006 and the related unrealized appreciation (depreciation) were:

			($000)
	Number	Aggregate	Unrealized
	of Long	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
E-mini S&P 500 Index	995	65,466	84
S&P 500 Index	129	42,438	637

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended April 30, 2006, the fund purchased $795,770,000 of investment securities and sold $847,814,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2006, was $56,538,000, for which the fund received as collateral cash of $57,307,000.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2006	October 31, 2005
	Shares	Shares
	(000)	(000)
Issued	25,442	94,115
Issued in Lieu of Cash Distributions	10,487	1,569
Redeemed	(27,151)	(15,288)
Net Increase (Decrease) in Shares Outstanding	8,778	80,396

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2005		Proceeds from		Apr. 30, 2006
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Domtar Inc.	50,215	—	8,080	—	NA1
Tech Data Corp.	114,675	18,261	6,900	—	133,819
Winnebago Industries, Inc.	64,671	—	1,842	397	63,144
	229,561			397	196,963

1 At April 30, 2006, the security is still held but the issuer is no longer an affiliated company of the fund.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	10/31/2005	4/30/2006	Period[1]
Based on Actual Fund Return	$1,000.00	$1,100.03	$2.34
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.56	2.26

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% fee assessed on redemptions of shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period was 0.45%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

21

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Selected Value Fund has approved amended investment advisory agreements with Barrow, Hanley, Mewhinney & Strauss, Inc., and Donald Smith & Co., Inc. The amended agreements change the process for the quarterly calculation of asset-based fees. The calculation now will be based on the average daily net assets managed by each advisor, rather than the average month-end net assets. In addition, the amended agreement for Barrow, Hanley includes a restructured performance-adjustment schedule.

The board determined that amending the fund’s advisory agreements was in the best interests of the fund and its shareholders. The trustees based their decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of each advisor. The board noted the following:

• Barrow, Hanley, Mewhinney & Strauss, Inc. Barrow, Hanley’s portfolio management team has significant depth and experience. Lead manager James P. Barrow has more than 40 years of investment experience; he has advised the fund since 1999. Barrow, Hanley has assets under management of approximately $55 billion.

• Donald Smith & Co., Inc. Donald Smith & Co. uses a disciplined fundamental investment strategy with a track record of consistent success. The team responsible for implementing the firm’s investment strategy for the fund has more than two decades of investment experience. The firm specializes in managing value equity portfolios, oversees approximately $4 billion in assets, and has managed a portion of the fund since 2005.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements with the amendments described above.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its average peer funds. The fund’s performance in comparison with that of its benchmark index, the Russell Midcap Value Index, has been less favorable. Information about the fund’s performance, including some of the performance data considered by the board, can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

22

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for the advisors. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by the firms increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

23

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

24

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
135 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
135 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute for Biomedical
Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
135 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
135 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director
135 Vanguard Funds Overseen	of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director
and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief
Trustee since January 1993	Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/
135 Vanguard Funds Overseen	lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief
Trustee since April 1985	Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc.
135 Vanguard Funds Overseen	(diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen
Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver
Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
135 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
135 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo
are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by calling
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q9342 062006

Vanguard® Mid-Cap Growth Fund

> Semiannual Report

April 30, 2006

>	For the six months ended April 30, 2006, Vanguard Mid-Cap Growth Fund posted an excellent return of 19.3%.

>	During a period that favored mid-cap growth stocks, the fund outpaced the broad U.S. stock market and the average peer fund, as well as its benchmark index, all by considerable margins.

>	Strong stock selection in the energy, industrials, and information technology sectors helped spur returns.

See page 22 for a Notice to Shareholders concerning the fund’s investment advisors.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	8
Performance Summary	9
Financial Statements	10
About Your Fund’s Expenses	19
Glossary	21

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2006
Total
Return
Vanguard Mid-Cap Growth Fund	19.3%
Russell Midcap Growth Index	15.2
Average Mid-Cap Growth Fund[1]	16.4
Dow Jones Wilshire 5000 Index	11.1

Your Fund’s Performance at a Glance
October 31, 2005–April 30, 2006

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mid-Cap Growth Fund	$16.58	$19.77	$0.005	$0.000

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

During the six months ended April 30, 2006, Vanguard Mid-Cap Growth Fund returned 19.3%, besting by a wide margin the return of the broad U.S. stock market. The fund also surpassed the return of its average peer, and it outperformed its benchmark index by more than 4 percentage points (see the table on page 1).

In a period that favored mid-cap growth stocks, the fund made the best of a very favorable environment.

Stocks continued their healthy climb despite high energy prices

Following a lackluster finish in 2005, U.S. stock prices climbed steadily during the first four months of 2006, ending near a five-year high. Despite continuing worries over rising energy costs and the possibility of inflation, investors’ confidence in the economy remained firm. The job market remained tight and retail sales were strong during the fiscal half-year.

Small-capitalization stocks in the United States continued to outperform their large-cap counterparts, as has been the general trend since the bear market ended in 2002. During the half-year, small-caps bested large-caps by a margin of 9 percentage points. International stocks continued to produce outstanding gains, most notably in Japan and emerging markets.

2

The Fed continued its measured pace of raising short-term rates

For the six-month period, bonds provided slim returns as rising interest rates put a lid on bond performance. On March 28, the Federal Reserve Board raised its target for the federal funds rate to 4.75%, continuing its gradual tightening of monetary policy to defuse the threat of inflation. This was the Fed’s 15th consecutive rate increase since June 2004. (Shortly after the close of the fiscal period, the Fed extended its streak of rate increases to 16, raising its target to 5.00%.) Interest rate movements followed a normal pattern during the period, rising across the maturity spectrum. Short-term and municipal securities outperformed long-term bonds.

Strong stock selection drove the fund’s performance

During the fiscal half-year, Vanguard Mid-Cap Growth Fund benefited from an investment climate that favored mid-capitalization growth stocks. Beyond this auspicious environment, however, it was the advisors’ stock selections that really drove your fund’s performance.

The fund typically forages in traditional growth havens such as the technology sector, so it’s interesting to note that much of the six-month return came from less-familiar hunting grounds, such as the energy, industrials, and financials sectors. Together these groups represented about one-third of the fund’s total holdings on

Market Barometer
	Total Returns
	Periods Ended April 30, 2006
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	9.9%	16.7%	3.4%
Russell 2000 Index (Small-caps)	18.9	33.5	10.9
Dow Jones Wilshire 5000 Index (Entire market)	11.1	18.9	4.5
MSCI All Country World Index ex USA (International)	25.0	38.1	11.4

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	0.6%	0.7%	5.2%
Lehman Municipal Bond Index	1.6	2.2	5.4
Citigroup 3-Month Treasury Bill Index	2.0	3.6	2.1

CPI
Consumer Price Index	1.2%	3.5%	2.6%

1 Annualized.

3

average for the half-year, and all three of the sectors were up by more than 25% during the period.

Still, it was the fund’s holdings in the information technology sector that made the most notable contributions. The fund’s tech stocks—its largest sector commitment at a quarter of assets, on average—returned a benchmark-beating 24%. Telecommunication services holdings also did well, gaining 38% in the period; however, they represented only 4% of the fund’s assets on average.

The fund underperformed its benchmark only in the consumer discretionary and health care sectors, where subpar stock selection caused the sector returns to trail the index. The fund’s consumer discretionary stake—its second-largest sector position on average—included a number of poor performers and lacked some of the sector’s better-performing stocks.

On February 1, the board of trustees of the Mid-Cap Growth Fund announced the addition of Chartwell Investment Partners, L.P., as an investment advisor to the fund. Chartwell joined Provident Investment Counsel, Inc., which had advised the fund since its 1997 inception. The board decided that retaining a second advisor with a complementary investment strategy would add diversity of thought and long-term investment capacity to the fund. Several weeks after the fiscal half-year ended, the trustees approved a further change, adding William Blair & Company to the fund’s investment advisory team. As of June 8, Provident

Annualized Expense Ratios[1]
Your fund compared with its peer group
		Average
		Mid-Cap
	Fund	Growth Fund
Mid-Cap Growth Fund	0.47%	1.59%

1 Fund expense ratio reflects the six months ended April 30, 2006. Peer group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

4

Investment Counsel was no longer part of the advisory team. The Notice to Shareholders on page 22 provides details.

Time and low costs are an investor’s best friends

Some readers have observed that Vanguard’s counsel in these letters tends toward the conservative and the cautious. That’s true, and there’s good reason for it. Over more than 25 years as the steward for many shareholders’ assets, we have seen the proof that a prudent application of tried-and-true investment principles pays off in the long term for investors.

With that in mind, Vanguard has always counseled that the best approach is to develop a carefully considered, balanced portfolio with an asset allocation suitable to your time horizon, risk tolerance, and long-term objectives. Because markets are volatile, the need for a long-term perspective is critical. Time, in combination with low costs, will be your best friend.

Vanguard Mid-Cap Growth Fund can play an important role in just such a diversified portfolio.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

June 8, 2006

5

Advisor’s Report

During the fiscal half-year ended April 30, 2006, Vanguard Mid-Cap Growth Fund returned 19.3%. This letter provides an assessment of the period by one of the fund’s two investment advisors. Chartwell Investment Partners managed approximately half of the fund’s assets during the six months.

Chartwell Investment Partners, L.P.

Portfolio Managers:

Mark J. Cunneen, CPA, Senior Portfolio Manager

Edward N. Antoian, CFA, Managing Partner

The period ended April 30, 2006, proved to be quite strong for U.S. equity markets. The economy demonstrated remarkable resilience despite continued monetary tightening by the Federal Reserve Board, rising energy prices, and peaking home sales. During the period, energy and consumer cyclical stocks produced the weakest returns, and capital spending and basic industry stocks were strongest. (Please note that we use index sectors different from those in the global industry classification system employed by Vanguard funds and reflected in the Fund Profile.)

Over the six months, small-cap stocks outperformed both mid- and large-caps, as measured by the returns of the Russell 2000 Index (+18.9%), Russell Midcap Index (+14.3%), and Russell 1000 Index (+9.9%). Among the large-cap Russell 1000 stocks, value issues outperformed growth issues, but the reverse was true in the other two benchmarks.

Stock selection was the primary driver of our performance during the period, and the most positive contributors were the business services, energy, and health care sectors. Within the business services sector, continued strong fundamentals and earnings reports boosted a number of our holdings (CB Richard Ellis Group, Alliance Data Systems, Corporate Executive Board, and Paychex).

Although energy was the weakest sector in the Russell Midcap Growth Index in this period, our portfolio benefited from outstanding stock selection (McDermott International, Forest Oil, and Holly). We expect continued growth within the energy sector, but we have trimmed several holdings that performed strongly in recent months.

In health care, our performance benefited from both strong earnings and the positive outlook for new product introductions. Notable contributors included Schick Technologies, Endo Pharmaceuticals, and Celgene.

Our holdings among capital-spending and technology stocks detracted from the portfolio’s performance relative to the benchmark index. We had a significantly underweighted position in the capital spending sector, which hurt us in relative terms; we have since added Roper to

6

this area. Within the technology sector, semiconductors were primarily responsible for the underperformance. Investors became worried after seeing fourth-quarter reports of potential inventory issues at semiconductor companies (Marvell Technology Group, Maxim Integrated Products, and Broadcom). Since then, first-quarter reports have made it increasingly clear that these fears were incorrect, as inventories have been worked down nicely.

We continue to identify pockets of growth for small and mid-size companies that possess product sets and capabilities to exploit changing patterns of demand. This underscores our optimism about potential long-term investment returns from small- and mid-cap growth companies. Quantitatively, valuations in these groups support our view. While small- and mid-cap growth stocks have outperformed value stocks recently, they have lagged value issues considerably in the last several years. We believe this pattern has created the opportunity for reversion to a more normal return environment, which would strongly favor our investment style.

7

Fund Profile

As of April 30, 2006

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	111	490	4,978
Median Market Cap	$5.6B	$7.6B	$27.3B
Price/Earnings Ratio	32.0x	23.1x	20.2x
Price/Book Ratio	4.3x	4.2x	3.0x
Yield	0.4%	0.7%	1.7%
Return on Equity	14.2%	17.1%	17.3%
Earnings Growth Rate	22.3%	21.4%	9.9%
Foreign Holdings	2.7%	0.0%	1.9%
Turnover Rate	123%[3]	—	—
Expense Ratio	0.47%[3]	—	—
Short-Term Reserves	1%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	15%	22%	13%
Consumer Staples	1	2	8
Energy	10	10	9
Financials	12	9	22
Health Care	14	15	12
Industrials	16	14	11
Information Technology	24	22	16
Materials	2	3	3
Telecommunication
Services	4	2	3
Utilities	1	1	3
Short-Term Reserves	1%	—	—

Volatility Measures
		Comparative		Broad
	Fund	Index[1]	Fund	Index[2]
R-Squared	0.90	1.00	0.74	1.00
Beta	1.11	1.00	1.44	1.00

Ten Largest Holdings[4] (% of total net assets)

NII Holdings Inc.	wireless
	telecommunication
	services	1.9%
Paychex, Inc.	data processing and
	outsourced services	1.8
Alliance Data	data processing and
Systems Corp.	outsourced services	1.8
American Tower Corp.	wireless
Class A	telecommunication
	services	1.7
CB Richard Ellis	real estate
Group, Inc.	management and
	development	1.7
Polo Ralph Lauren Corp.	apparel accessories
	and luxury goods	1.6
UTI Worldwide, Inc.	air freight and
	logistics	1.6
Monster Worldwide Inc.	human resource
	and employment
	services	1.6
Precision Castparts Corp.	aerospace and
	defense	1.6
Covance, Inc.	life sciences tools
	and services	1.5
Top Ten		16.8%

1 Russell Midcap Growth Index.

2 Dow Jones Wilshire 5000 Index.

3 Annualized.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

See page 21 for a glossary of investment terms.

8

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 1997–April 30, 2006

Average Annual Total Returns: Periods Ended March 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Since Inception
Mid-Cap Growth Fund	12/31/1997	26.08%	6.21%	12.82%

1 Six months ended April 30, 2006.

Note: See Financial Highlights table on page 15 for dividend and capital gains information.

9

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (87.0%)[1]
Consumer Discretionary (13.6%)
	Polo Ralph Lauren Corp.	210,140	12,760
*	Scientific Games Corp.	223,800	8,524
*	Chico’s FAS, Inc.	215,300	7,979
*	Urban Outfitters, Inc.	331,950	7,701
	Marriott International, Inc. Class A	105,100	7,680
*	GameStop Corp. Class A	161,380	7,617
*	Lamar Advertising Co. Class A	109,150	6,002
*	Gaylord Entertainment Co.	116,725	5,165
	International Game Technology	131,300	4,980
	Hilton Hotels Corp.	168,480	4,539
*	Bed Bath & Beyond, Inc.	117,290	4,498
	Harrah’s Entertainment, Inc.	46,390	3,787
	Men’s Wearhouse, Inc.	92,270	3,270
*	IAC/InterActiveCorp	110,585	3,193
*	Coldwater Creek Inc.	108,245	3,027
*	Tractor Supply Co.	46,105	2,987
	Fortune Brands, Inc.	36,900	2,963
	Tiffany & Co.	81,140	2,831
	PETsMART, Inc.	95,730	2,648
*	Getty Images, Inc.	40,930	2,620
*	XM Satellite Radio Holdings, Inc.	95,155	1,924
			106,695
Consumer Staples (0.7%)
*	Herbalife Ltd.	147,600	5,136

Energy (9.1%)
*	National Oilwell Varco Inc.	164,865	11,371
	Peabody Energy Corp.	150,000	9,579
*	Grant Prideco, Inc.	156,025	7,988
*	Superior Energy
	Services, Inc.	216,935	6,974
	Diamond Offshore
	Drilling, Inc.	72,000	6,535
*	Southwestern Energy Co.	169,270	6,097

*	Denbury Resources, Inc.	175,720	5,728
	ENSCO International, Inc.	86,545	4,629
*	Complete Production Services, Inc.	171,875	4,543
*	Forest Oil Corp.	118,325	4,327
	Range Resources Corp.	133,070	3,530
			71,301
Financials (10.3%)
*	CB Richard Ellis Group, Inc.	149,984	13,182
	Willis Group Holdings Ltd.	209,090	7,350
	Ambac Financial Group, Inc.	80,400	6,622
*	E*TRADE Financial Corp.	265,720	6,611
*	Affiliated Managers Group, Inc.	63,360	6,418
*	AmeriCredit Corp.	187,640	5,682
	Aspen Insurance Holdings Ltd.	232,985	5,673
*	Arch Capital Group Ltd.	92,455	5,617
*^	CBOT Holdings, Inc. Class A	50,100	5,308
	Legg Mason Inc.	43,830	5,193
	HCC Insurance Holdings, Inc.	152,000	5,090

10

			Market
			Value•
		Shares	($000)
*	Nasdaq Stock Market Inc.	110,070	4,119
	Host Marriott Corp. REIT	185,560	3,900
			80,765
Health Care (12.4%)
*	Covance, Inc.	206,819	12,068
*	Gen-Probe Inc.	219,365	11,729
*	Celgene Corp.	183,105	7,720
*	Endo Pharmaceuticals Holdings, Inc.	222,655	7,002
*	Henry Schein, Inc.	139,685	6,512
*	DaVita, Inc.	113,060	6,361
*	Community Health Systems, Inc.	173,310	6,281
*	ResMed Inc.	140,700	6,071
*	VCA Antech, Inc.	177,700	5,525
*	Cytyc Corp.	182,050	4,706
*	Barr Pharmaceuticals Inc.	75,190	4,553
*	Biogen Idec Inc.	98,300	4,409
*	MedImmune Inc.	118,115	3,717
*	PDL BioPharma Inc.	127,000	3,655
	C.R. Bard, Inc.	45,100	3,358
	Allergan, Inc.	30,075	3,089
			96,756
Industrials (14.0%)
	UTI Worldwide, Inc.	397,380	12,394
*	Monster Worldwide Inc.	214,500	12,312
	Precision Castparts Corp.	194,090	12,224
*	McDermott International, Inc.	146,555	8,910
	Southwest Airlines Co.	543,240	8,811
	Rockwell Automation, Inc.	93,200	6,753
	Harsco Corp.	68,280	5,691
	The Corporate Executive Board Co.	51,870	5,557
	Fastenal Co.	107,686	5,041
*	Stericycle, Inc.	74,450	4,902
*	Global Cash Access, Inc.	233,575	4,552
	Ametek, Inc.	91,940	4,530
	MSC Industrial Direct Co., Inc. Class A	80,690	4,185
	Roper Industries Inc.	80,175	3,805
*	ChoicePoint Inc.	80,350	3,538
	Fluor Corp.	36,400	3,382
	Robert Half International, Inc.	70,515	2,981
			109,568
Information Technology (20.5%)
	Paychex, Inc.	346,865	14,010
*	Alliance Data Systems Corp.	252,735	13,900
*	Cognizant Technology Solutions Corp.	185,220	11,782
*	Comverse Technology, Inc.	393,645	8,916
*	Marvell Technology Group Ltd.	134,145	7,658
*	Activision, Inc.	517,310	7,341
*	Broadcom Corp.	153,585	6,314
*	Red Hat, Inc.	204,975	6,024
*	NVIDIA Corp.	193,400	5,651

*	NAVTEQ Corp.	125,070	5,193
*	Amdocs Ltd.	135,100	5,026
*	Integrated Device Technology Inc.	326,400	4,968
*	Network Appliance, Inc.	133,900	4,964
*	Adobe Systems, Inc.	125,385	4,915
*	Citrix Systems, Inc.	117,060	4,673
	Analog Devices, Inc.	110,755	4,200
	FactSet Research Systems Inc.	90,030	3,974
*	Cognos Inc.	104,400	3,891
	National Semiconductor Corp.	127,280	3,816
*	CheckFree Corp.	70,310	3,788
*	SRA International, Inc.	117,060	3,748
*	Silicon Laboratories Inc.	76,800	3,580
*	Autodesk, Inc.	83,215	3,498
*	LAM Research Corp.	67,850	3,317
*	MEMC Electronic Materials, Inc.	79,995	3,248
*	Akamai Technologies, Inc.	95,850	3,229
*	FormFactor Inc.	77,020	3,211
	Intersil Corp.	100,255	2,969
	Maxim Integrated Products, Inc.	71,135	2,508
			160,312

11

		Market
		Value•
	Shares	($000)
Materials (1.3%)
Martin Marietta
Materials, Inc.	93,800	9,958

Telecommunication Services (4.4%)
* NII Holdings Inc.	242,700	14,538
* American Tower Corp.Class A	393,115	13,421
* Time Warner Telecom Inc.	400,114	6,710
		34,669
Exchange-Traded Fund (0.7%)
[2] Vanguard Mid-Cap VIPERs®	82,700	5,814
Total Common Stocks (Cost $550,424)		680,974
Temporary Cash Investments (13.5%)[1]
Money Market Fund (12.9%)
[3] Vanguard Market Liquidity Fund, 4.771%	95,218,977	95,219
[3] Vanguard Market Liquidity Fund,4.771%—Note G	5,272,500	5,273
		100,492
U.S. Agency Obligation (0.6%)
[4] Federal National Mortgage Assn.
[5] 4.847%–4.848%, 7/5/06	5,000	4,957
Total Temporary Cash Investments (Cost $105,431)		105,449
(Total Investments (100.5%)Cost $655,855)		786,423
Other Assets and Liabilities (–0.5%)
Other Assets—Note C		7,971
Liabilities—Note G		(12,143)
		(4,172)
Net Assets (100%)
Applicable to 39,558,800 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		782,251
Net Asset Value Per Share		$19.77

At April 30, 2006, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	574,470	$14.51
Undistributed Net Investment Income	323.01
Accumulated Net Realized Gains	75,799	1.92
Unrealized Appreciation
Investment Securities	130,568	3.30
Futures Contracts	1,091.03
Net Assets	782,251	$19.77

• See Note A in Notes to Financial Statements

* Non-income-producing security

^ Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.5% and 2.0%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5 Securities with a value of $4,957,000 have been segregated as initial margin for open futures contracts.

6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

12

Statement of Operations

Six Months Ended
April 30, 2006
($000)
Investment Income
Income
Dividends[1]	928
Interest[1]	889
Security Lending	172
Total Income	1,989
Expenses
Investment Advisory Fees—Note B
Basic Fee	777
Performance Adjustment	(253)
The Vanguard Group—Note C
Management and Administrative	873
Marketing and Distribution	99
Custodian Fees	4
Shareholders’ Reports	18
Total Expenses	1,518
Expenses Paid Indirectly—Note D	(200)
Net Expenses	1,318
Net Investment Income	671
Realized Net Gain (Loss)
Investment Securities Sold[1]	76,961
Futures Contracts	10
Realized Net Gain (Loss)	76,971
Change in Unrealized Appreciation (Depreciation)
Investment Securities	32,749
Futures Contracts	1,091
Change in Unrealized Appreciation (Depreciation)	33,840
Net Increase (Decrease) in Net Assets Resulting from Operations	111,482

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $0, $853,000, and $0, respectively.

13

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Apr. 30,	Oct. 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	671	56
Realized Net Gain (Loss)	76,971	28,845
Change in Unrealized Appreciation (Depreciation)	33,840	44,615
Net Increase (Decrease) in Net Assets Resulting from Operations	111,482	73,516
Distributions
Net Investment Income	(177)	—
Realized Capital Gain	—	—
Total Distributions	(177)	—
Capital Share Transactions—Note H
Issued	209,093	205,023
Issued in Lieu of Cash Distributions	163	—
Redeemed	(100,142)	(158,602)
Net Increase (Decrease) from Capital Share Transactions	109,114	46,421
Total Increase (Decrease)	220,419	119,937
Net Assets
Beginning of Period	561,832	441,895
End of Period[1]	782,251	561,832

1 Net Assets—End of Period includes undistributed net investment income of $323,000 and accumulated net investment losses of $171,000.

14

Financial Highlights

Mid-Cap Growth Fund

	Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2006	2005	2004	2003	2002[1]	2001
Net Asset Value,
Beginning of Period	$16.58	$14.28	$14.22	$10.34	$12.22	$29.84
Investment Operations
Net Investment Income (Loss)	.025	.00	(.01)	(.01)	(.10)	(.09)
Net Realized and Unrealized
Gain (Loss) on Investments	3.170	2.30	.07	3.89	(1.78)	(10.82)
Total from Investment Operations	3.195	2.30	.06	3.88	(1.88)	(10.91)
Distributions
Dividends from
Net Investment Income	(.005)	—	—	—	—	—
Distributions from
Realized Capital Gains	—	—	—	—	—	(6.71)
Total Distributions	(.005)	—	—	—	—	(6.71)
Net Asset Value, End of Period	$19.77	$16.58	$14.28	$14.22	$10.34	$12.22

Total Return	19.27%	16.11%	0.42%	37.52%	–15.38%	–45.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$782	$562	$442	$247	$31	$30
Ratio of Total Expenses to
Average Net Assets[2]	0.47%[4]	0.44%	0.45%	0.63%	1.24%[3]	1.39%[3]
Ratio of Net Expenses to Average
Net Assets—Note D2	0.41%[4]	0.39%	0.34%	0.48%	1.24%	1.39%
Ratio of Net Investment Income
(Loss) to Average Net Assets	0.21%[4]	0.01%	(0.05%)	(0.18%)	(1.02%)	(1.02%)
Portfolio Turnover Rate	123%[4]	80%	102%	106%	221%	149%

1 Provident Investment Counsel Mid Cap Fund A reorganized into Vanguard Mid-Cap Growth Fund effective June 29, 2002.

2 Includes performance-based investment advisory fee increases (decreases) of (0.08%) for 2006, (0.09%) for 2005, (0.05%) for 2004, (0.06%) for 2003, and 0.00% for 2002.

3 Includes the fund’s share of expenses, net of fees waived and expenses absorbed, allocated from Provident Investment Counsel Mid Cap Portfolio, which was the fund’s sole investment prior to June 29, 2002. Expense ratios before waivers and reimbursements of expenses were 1.68% for 2002 and 2.17% for 2001.

4 Annualized.

15

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Whitehall Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

16

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Provident Investment Counsel, Inc., and, beginning February 1, 2006, Chartwell Investment Partners, L.P., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Provident Investment Counsel, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Growth Index. In accordance with the advisory contract entered into with Chartwell Investment Partners in February 2006, beginning in November 2006 the investment advisory fee will be subject to quarterly adjustments based on performance since January 31, 2006, relative to the Russell Midcap Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2006, the investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets before a decrease of $253,000 (0.08%) based on performance.

Effective June 8, 2006, the board of trustees approved a change to the investment advisory assignments for the fund, whereby the fund’s assets have been reallocated equally between Chartwell Investment Partners and a new advisor, William Blair & Company. Provident Investment Counsel will no longer be part of the fund’s management team.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2006, the fund had contributed capital of $80,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2006, these arrangements reduced the fund’s expenses by $200,000 (an annual rate of 0.06% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

17

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2005, the fund had available realized losses of $1,172,000 to offset future net capital gains through October 31, 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2006; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2006, net unrealized appreciation of investment securities for tax purposes was $130,568,000, consisting of unrealized gains of $137,122,000 on securities that had risen in value since their purchase and $6,554,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2006, the aggregate settlement value of open futures contracts expiring in June 2006 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-mini S&P MidCap 400 Index	668	53,881	559
E-mini NASDAQ 100 Index	548	18,752	60
S&P MidCap 400 Index	43	17,342	472

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended April 30, 2006, the fund purchased $518,706,000 of investment securities and sold $488,596,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2006, was $5,033,000, for which the fund received cash collateral of $5,273,000.

H. Capital shares issued and redeemed were: s

	Six Months Ended	Year Ended
	April 30, 2006	October 31, 2005
	Shares (000)	Shares (000)
Issued	11,188	13,038
Issued in Lieu of Cash Distributions	9	—
Redeemed	(5,529)	(10,099)
Net Increase (Decrease) in Shares Outstanding	5,668	2,939

18

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	10/31/2005	4/30/2006	Period[1]
Based on Actual Fund Return	$1,000.00	$1,192.74	$2.56
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.46	2.36

1 These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period was 0.47%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

19

Note that the expenses shown in the table on page 19 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

20

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

21

Notice to Shareholders

Trustees approve restructured advisory arrangement

The board of trustees of Vanguard Mid-Cap Growth Fund has approved a change in the multimanager advisory assignments for the fund. The fund’s assets have been reallocated equally between Chartwell Investment Partners, an investment advisor already overseeing a portion of the fund, and a new advisor, William Blair & Company. Provident Investment Counsel, which had managed approximately 40% of the fund, will no longer serve as an advisor.

William Blair & Company joined the fund as an advisor effective June 8, 2006; Chartwell Investment Partners joined as an advisor effective February 1, 2006. (A notice about the addition of Chartwell was sent to shareholders in February.) Each advisor independently selects and maintains a portfolio of securities for the fund. The board determined that restructuring the advisory arrangement was in the best interests of the fund and its shareholders.

The trustees regularly evaluate the fund’s investment advisory agreements, focusing on factors such as an advisor’s investment process, style consistency, and long-term performance, as well as on the composition and depth of management and research teams. The trustees decided that a multimanager arrangement with William Blair & Company and Chartwell Investment Partners as the fund’s advisors would provide shareholders with the best combination of investment approaches, expertise, and resources. The fund’s investment objective has not changed.

Founded in 1935, William Blair & Company is an independently owned full-service investment firm based in Chicago, Illinois. As of April 2006, the firm managed more than $38 billion in assets for a variety of clients, including mutual funds, institutions, and separate account holders. The firm’s Large Cap Growth Team has managed a portion of Vanguard U.S. Growth Fund since 2004. William Blair & Company’s Mid Cap Growth Team now oversees the firm’s portion of Vanguard Mid-Cap Growth Fund. The team uses a fundamental, bottom-up stock selection process based on the market-cap range of the Russell Midcap Growth Index. Through this process, the team seeks to provide a portfolio of growth stocks of companies believed to possess superior long-term earnings growth potential, combined with a proven and sustainable competitive advantage. Principals Harvey H. Bundy, CFA, Robert C. Lanphier, and David Ricci, CFA, serve as portfolio managers.

Information about advisory fees and expenses

The revised investment advisory structure is expected to result in a modest increase in the fund’s expense ratio. Vanguard estimates that the expense ratio following the restructuring will be 0.57%, representing an increase of 0.10 percentage point over the fund’s current expense ratio of 0.47%. The fund’s expense ratio of 0.47% includes a performance adjustment of the investment advisory fee which will not be in effect following the restructuring. Absent this adjustment, the expected increase would be 0.02%. The estimated expense ratio remains considerably below the 1.56% expense ratio of the average mid-cap growth fund, according to April 2006 data from Lipper Inc. The board concluded that the modest increase in the fund’s expense ratio was warranted in order to retain a firm of William Blair & Company’s caliber.

The Mid-Cap Growth Fund has entered into a new investment advisory agreement with William Blair & Company. Terms of the fund’s existing agreement with Chartwell Investment Partners have not changed.

Under the new agreement, the fund pays William Blair & Company a base fee at the end of each fiscal quarter. The base fee is calculated by applying an annual percentage rate to the fund’s average daily net assets managed by the

22

advisor for the quarter. In addition, William Blair & Company’s fees can be adjusted based upon the firm’s investment performance compared with that of the Russell Midcap Growth Index over a trailing period. The trailing period will start at 12 months and grow to 60 months over time. The performance adjustment is prorated for trailing periods of less than 60 months.

For the fiscal year ended October 31, 2005, the investment advisory fee represented an effective annual base rate of 0.24% of the fund’s average net assets. With the restructuring of the advisory arrangement, the fund’s total annual investment advisory fees are expected to increase marginally to 0.27% of assets. These examples do not reflect any adjustments based on the performance of assets managed by any advisor. Despite the slight increase, the fund’s investment advisory fees remain substantially below the average advisory fee of 0.67% for mid-cap growth funds.

Additional information about the restructuring

Vanguard expects portfolio turnover of approximately 35% attributable to the transition of the assets previously managed by Provident Investment Counsel. In connection with the transition, the fund is expected to realize capital gains of approximately $65 million, or 8.3% of the fund’s total net assets. Please note that the amount of capital gains realization is difficult to predict, because many factors could change while the transition is carried out.

Board approval of the investment advisory agreements

With respect to its portion of the fund, each advisor is responsible for managing the investment and reinvestment of the fund’s assets and for continuously reviewing, supervising, and administering the fund’s investment program. The board’s decisions to hire William Blair & Company and Chartwell Investment Partners were based upon the trustees’ evaluation of the fund’s current investment staff, portfolio management process, investment advisory arrangements, and short-and long-term performance results. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Chartwell Investment Partners

The board retained Chartwell Investment Partners under the terms of an investment advisory agreement dated February 1, 2006. Following are factors considered by the trustees in making their decision.

Nature, extent, and quality of services:

The board considered the benefits to shareholders of adding Chartwell as an advisor, particularly in light of the nature, extent, and quality of services to be provided. The board noted that the Chartwell team responsible for implementing the fund’s investment strategy averages more than 15 years of investment experience. The team uses a bottom-up research approach to invest in companies that demonstrate strong earnings-per-share growth and that have developed strong competitive positions and products while serving a meaningful customer base. The board concluded that adding a second advisor with a complementary investment strategy would add management diversity to the fund without changing its fundamental character.

Investment performance: The board considered an analysis of Chartwell’s other mid-cap growth portfolios relative to Vanguard Mid-Cap Growth Fund. The trustees found that performance has been consistent with Chartwell’s philosophy of “growth at a reasonable price,” with the firm outperforming a relevant benchmark and peer group over a trailing 12-month period but lagging the benchmark over a trailing 3-year period. The board noted that during calendar years in which the benchmark showed negative returns,

23

Chartwell’s valuation discipline provided good downside protection. The board concluded that adding Chartwell as a second advisor to the fund would provide beneficial diversification.

Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

William Blair & Company, L.L.C.

The board retained William Blair & Company under the terms of a new investment advisory agreement dated June 8, 2006. Following are factors considered by the trustees in making their decision.

Nature, extent, and quality of services: The board considered the benefits to shareholders of adding William Blair & Company as an advisor, particularly in light of the nature, extent, and quality of services to be provided. The board noted that William Blair & Company is an independently owned full-service investment firm that has a solid track record as a growth-fund manager and possesses a deep and talented pool of investment professionals, consisting of 31 portfolio managers averaging more than 25 years of experience. The board concluded that adding William Blair & Company as an advisor would allow the fund to retain its character as a diversified mid-cap growth equity fund while offering a suitable replacement for Provident Investment Counsel. Further, the board concluded that the combination of William Blair & Company and Chartwell would provide a diversity of thought and an attractive blend of established managers that should benefit fund shareholders over the long term.

Investment performance: The board considered the performance of other mid-cap growth investment products managed by William Blair & Company. The trustees concluded that the investment performance of William Blair & Company’s mid-cap growth strategy was competitive as compared with that of the fund, the average mid-cap growth fund, and the Russell Midcap Growth Index, and that the firm’s mid-cap growth strategy has produced solid returns that have outpaced average peers. The board further concluded that the combination of William Blair & Company with Chartwell Investment Partners would provide beneficial diversification.

Cost

With respect to both William Blair & Company and Chartwell Investment Partners, the board considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the implementation of the agreements with each advisor, the fund’s advisory fee rate and expense ratio remain below the advisory fee rates and expense ratios of the fund’s peers. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of either William Blair & Company or Chartwell Investment Partners in determining whether to approve the advisory fee, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

With respect to both William Blair & Company and Chartwell Investment Partners, the board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fee schedule for each advisor. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by each advisor increase.

The agreements will be reviewed annually by the fund’s board of trustees, a majority of whom are not “interested persons” of either the fund or its advisors as defined in federal securities laws. The board may, at any time, reallocate the fund’s assets between the two advisors, or allocate assets of the fund to other investment advisors,

24

without terminating or revising the agreements with William Blair & Company and Chartwell Investment Partners.

Background information on William Blair & Company, L.L.C.

William Blair & Company, L.L.C., 222 West Adams Street, Chicago, IL 60606, is an independently owned full-service investment firm founded in 1935. It is a Delaware limited liability company, the primary principals of which are listed below:

E. David Coolidge III,

Vice Chairman, Executive Committee

Richard P. Kiphart, Executive Committee

Albert J. Lacher, Executive Committee

James D. McKinney, Executive Committee

John R. Ettelson, President,

Chief Executive Officer, Executive Committee

Edgar D. Jannotta,

Chairman, Executive Committee

Michelle R. Seitz, Executive Committee

Robert D. Newman, Executive Committee

Carlette C. McMullan, Executive Committee

Timothy L. Burke, Chief Financial Officer

The managers primarily responsible for overseeing William Blair & Company’s portion of the fund are:

• Harvey H. Bundy, CFA, Principal and Portfolio Manager. He has worked in investment management at William Blair & Company since 1968 and has managed equity funds since 1998. Education: A.B., Yale University and M.B.A., Dartmouth College.

• Robert C. Lanphier, Principal and Portfolio Manager. He has worked in investment management at William Blair & Company since 1987 and has managed equity funds since 1996. Education: B.S., Purdue University and M.B.A., Northwestern University.

• David Ricci, CFA, Principal and Portfolio Manager. He has worked in investment management at William Blair & Company since 1994 and has managed equity funds since 2005. Education: Sc.B., Brown University and M.B.A., Harvard University.

William Blair & Company serves as investment advisor to one other mutual fund with an investment objective similar to that of Vanguard Mid-Cap Growth Fund. The other mutual fund pays an advisory fee at an annual rate of 0.95% of the fund’s assets. Because the other mutual fund did not commence operations until February 1, 2006, no fees were paid to William Blair & Company in fiscal year 2005. Additionally, the other fund has entered into an agreement with William Blair & Company to cap the fund’s Class I and Class N share expenses at 1.15% and 1.40% until April 30, 2007. William Blair & Company may continue to waive fees thereafter.

William Blair & Company is also registered as a broker/dealer. The fund will not direct brokerage transactions through William Blair & Company during the firm’s service as advisor to the fund.

Vanguard Mid-Cap Growth Fund receives corporate, management, administrative, distribution, and certain investment advisory services on an at-cost basis from Vanguard.

25

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
135 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
135 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute for Biomedical
Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
135 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
135 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director
135 Vanguard Funds Overseen	of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director
and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief
Trustee since January 1993	Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/
135 Vanguard Funds Overseen	lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief
Trustee since April 1985	Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc.
135 Vanguard Funds Overseen	(diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen
Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver
Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
135 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
135 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, VIPERs, Connect with
Vanguard, and the ship logo are trademarks of The
Direct Investor Account Services > 800-662-2739	Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by calling
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3012 062006

Vanguard® International ExplorerTM Fund

> Semiannual Report

April 30, 2006

>

Vanguard International Explorer Fund returned 31.3% during the six months ended April 30, 2006. While the fund’s return surpassed that of its benchmark, it was a bit shy of the average result for its peer group.

>	U.S.-based investors benefited from the dollar’s weakness relative to many major foreign currencies.

>

The fund continued to benefit from successful stock selection in continental Europe, where the advisor found pockets of strength in several smaller markets. The advisor also found numerous strong performers in emerging markets.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	9
Performance Summary	11
Financial Statements	12
About Your Fund’s Expenses	24
Glossary	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2006
Total
Return
Vanguard International Explorer Fund	31.3%
S&P/Citigroup EM EPAC Index	29.7
Average International Small-Cap Fund[1]	33.1
MSCI All Country World Index ex USA	25.0

Your Fund’s Performance at a Glance

October 31, 2005–April 30, 2006

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Explorer Fund	$17.99	$21.50	$0.40	$1.35

1 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

Continuing a recent stretch of excellent results, returns from international markets again surpassed those of the U.S. equity market during the six months ended April 30, 2006. Smaller companies abroad did better than larger ones during the period. Schroder Investment Management North America, the investment advisor to Vanguard International Explorer Fund, capitalized on these two trends, guiding the fund to a 31.3% return for the period.

The advisor’s deployment of assets from larger markets, such as the United Kingdom and Japan, to several smaller markets in Europe and the Pacific that it believed offered strong growth opportunities for small-cap stocks helped bring the fund in ahead of its benchmark. The Standard & Poor’s/Citigroup Extended Market Europe & Pacific (EM EPAC) Index returned 29.7%, while the average gain for peer funds was 33.1%. Nine of the ten sectors in which the fund held measurable assets produced strong double-digit returns.

International stocks continued to surpass U.S. stocks

During the period, developed markets in Europe and the Pacific produced excellent local-currency returns, and the gains were even better when translated into U.S. dollars. In Europe, the dollar’s weakness relative to the euro enhanced returns for U.S.-based investors. In the Pacific region, a weaker dollar was coupled with the resurgence of the dominant Japanese stock market, where the Nikkei 225 Index rebounded to levels last seen nearly six years ago.

As was the case in the United States, corporate earnings were strong and economic growth was solid across most foreign markets. Rising energy prices, however, continued to weigh somewhat on the minds and wallets of consumers. Emerging markets, bolstered by surging development, were the period’s biggest gainers.

The Fed continued its measured pace of raising U.S. short-term rates

While the U.S. stock market produced solid gains for the six-month period, the bond market provided slim returns as rising interest rates put a lid on bond performance. On March 28, the Federal Reserve Board raised its target for the federal funds rate to 4.75%, continuing its gradual tightening of monetary policy to defuse the threat of inflation. This was the Fed’s 15th consecutive rate increase since June 2004. (Shortly after the close of the fiscal period, the Fed extended its streak of rate increases to 16, raising its target to 5.00%.)

Market Barometer
	Total Returns
	Periods Ended April 30, 2006
	Six Months	One Year	Five Years[1]
Stocks
MSCI All Country World Index ex USA (International)	25.0%	38.1%	11.4%
Russell 1000 Index (Large-caps)	9.9	16.7	3.4
Russell 2000 Index (Small-caps)	18.9	33.5	10.9
Dow Jones Wilshire 5000 Index (Entire market)	11.1	18.9	4.5

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	0.6%	0.7%	5.2%
Lehman Municipal Bond Index	1.6	2.2	5.4
Citigroup 3-Month Treasury Bill Index	2.0	3.6	2.1

CPI
Consumer Price Index	1.2%	3.5%	2.6%

1 Annualized.

Interest rate movements followed a normal pattern during the period, rising across the maturity spectrum. Short-term and municipal securities outperformed long-term bonds.

Excellent stock selection drove the fund’s performance

The International Explorer Fund far outdistanced the broad international market, as measured by the Morgan Stanley Capital International All Country World Index ex USA, in the first half of fiscal year 2006. The fund also exceeded the result of its primary benchmark, the S&P/Citigroup EM EPAC Index.

During the past six months, the advisor’s wide-ranging search for attractively valued small-cap stocks with promising growth prospects led the fund into some rewarding corners of the international stock market. The rigorous, disciplined process employed by Schroder Investment Management resulted in outstanding stock selections in several sectors and countries.

Excellent performance came from holdings in a broad range of industries. The fund’s stocks in the materials and energy sectors benefited from increasing global demand for commodities and rising energy prices. Its holdings in the industrials sector—roughly one-fourth of the fund’s assets on average—made the largest contribution to returns. Hochtief (Germany) and YIT (Finland), both construction management and services firms, led the way in that group.

The fund’s financials stocks, which represented roughly 20% of assets on average, also produced outsized returns. Several European insurance companies—particularly Danish insurer and pension fund manager Topdanmark—generated hefty gains that contributed notably to the sector’s result. A further boost came from companies in Singapore and the emerging markets of South Korea and Indonesia.

The advisor’s emerging-market holdings, more than double the weighting of that group in the benchmark, paid off handsomely as a group. Schroder did not set out to overweight this area, but identified several attractively valued companies in those markets. It financed the investments by redeploying some assets from Japan and the United Kingdom, leaving those countries modestly underweighted relative to the index.

Annualized Expense Ratios[1]
Your fund compared with its peer group
		Average
		International
	Fund	Small-Cap Fund
International Explorer Fund	0.50%	1.79%

1 Fund expense ratio reflects the six months ended April 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

For more details on the fund’s positioning and performance during the period, please see the Advisor’s Report, which begins on page 6.

A caveat about the strong performance of international markets

The past few years have provided excellent stock returns in a number of markets around the globe. Many market observers and analysts have been citing this strong record in urging investors to take part in the good times abroad. However, I believe a word of caution is prudent.

International funds can add valuable diversification to a mix of U.S. stocks, bonds, and cash investments. Although diversification may not necessarily improve returns, it can provide some protection against the securities markets’ volatility. These enduring diversification benefits are the right reason to invest abroad. By contrast, an investment decision based solely on recent performance may be counterproductive. Markets move in cycles, and periods of strength are inevitably followed by periods of weakness.

Vanguard research has found that allocating roughly 20% of a stock portfolio to international investments can provide meaningful diversification benefits for long-term U.S. investors. The key, of course, is to stick with this commitment through the ups and downs—a challenge for investors who are tempted to chase performance.

For investors who already have meaningful exposure to large-cap international stocks, the International Explorer Fund can provide access to lesser-known companies outside the United States that offer growth opportunities.

We appreciate your ongoing confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

May 16, 2006

Advisor’s Report

Over the six months ended April 30, 2006, Vanguard International Explorer Fund returned 31.3%, while the S&P/Citigroup Extended Market Europe & Pacific (EM EPAC) Index, a broad measure of the performance of smaller non-U.S. stocks, rose 29.7%.

The investment environment

It was another period of strong gains in international equity markets, aided by strong liquidity, the resilience of bond markets in the face of rising shorter-term interest rates, and supportive economic data. Emerging markets continued to display strong growth momentum, and there were positive surprises in the economic growth rates of Japan and core European countries, most notably Germany.

This environment allowed investors to take the gyrations in commodity prices in stride, particularly as core inflation remained subdued. However, the continued strength in base-metal prices and the concern over the tightness of the oil market influenced sector performance, with many smaller energy and materials stocks rising more than 40%. Other cyclical sectors—including industrials—also did well, while defensive sectors lagged. Nonetheless, even within health care—the weakest index sector—smaller stocks still managed to rise almost 19%.

It was another good period for smaller companies relative to their larger peers; the 29.7% rise in the EM EPAC Index surpassed the 22.9% gain in the MSCI Europe, Australasia, Far East Index, which is dominated by large-capitalization stocks. Smaller companies already looked somewhat expensive relative to their larger counterparts at the start of the period, but strong earnings momentum, low risk-aversion among investors, and the more cyclical nature of the small-company universe have been factors in their favor. There has also been a steady flow of mergers and acquisitions, particularly in the United Kingdom. This tends to focus attention on smaller companies, which are more likely to be on the receiving end of a bid.

Our successes

Once again, stock selection in Europe was the biggest single contributor to International Explorer’s performance. Holdings in Switzerland and Greece were notable. In sector terms, we made good selections in financials, consumer staples, and utilities. We benefited from overweightings in the strongly performing financials and industrials sectors, although our stock selection in industrials was a rare area of disappointment.

Although emerging markets were a small part of the portfolio, they again made a significant contribution, as our holdings in these markets gained about 60%. The main contributors were our financial stocks in Indonesia and Thailand. Financial stocks from elsewhere in Asia, particularly Korea and Singapore, also contributed notably.

Our holdings in Japan, which were a disappointment in the previous fiscal period, made a small positive contribution over the six months. This was entirely the result of our sector positioning, particularly our underweighting in financials.

Our shortfalls

Our shortfalls were largely confined to one country, the United Kingdom, and to one segment of the market, consumer cyclicals. No easily identifiable factor explains our weak selection in U.K. stocks; rather, we had slight shortfalls across a range of sectors. This contrasts with the disappointment in consumer cyclicals, which was due largely to one stock, the German pay-TV group Premiere. The company’s failure to secure renewal rights to televise top German soccer games seriously damaged its business model, and serves as a reminder of the stock-specific risks associated with small-company investments.

The fund’s positioning

After such a strong first six months, it is possible that we have already seen the bulk of the fund’s gains for the fiscal year. The momentum of generally supportive results will fade, liquidity is on a tightening trend, and—amid the second-highest level of corporate activity since the fourth quarter of calendar-year 1999—the mergers-and-acquisitions theme may be playing itself out.

However, the key factor in equities’ favor remains their intrinsic cheapness compared with other asset classes. Clearly, the risks here are interest rates and the high current profitability in the corporate sector. Any period of rising rates is unsettling for stock markets, but we believe that the extent of increases should be modest. As for corporate profits, pricing power remains elusive, but cost pressures also remain subdued.

Consequently, although smaller companies may no longer offer discounted valuations in comparison to larger companies, they are part of a broader asset class that still looks attractive. In absolute terms, valuations are not extended, and the stocks in International Explorer’s portfolio continue to exhibit superior earnings growth. This reflects our focus on companies that offer prospects for strong earnings growth, sustainably superior returns, and stronger-than-average balance sheets.

Our regional focus is on continental Europe and smaller Asian markets, at the expense of Japan and the United Kingdom. Smaller companies in Europe are supported by what is still a favorable phase in the market cycle. Although interest rates are rising, the impact on equities is more than offset by the improved outlook for growth and corporate earnings. As a result, we see many investment opportunities among the region’s smaller companies.

Supporting these opportunities are growth in the peripheral economies, the strong outlook for corporate spending, a trend toward more outsourcing as European companies strive to improve efficiency, and shifts in the structure of the region’s financial sector.

We see fewer opportunities in the United Kingdom. We have been concerned about the outlook for consumer spending there for a while, and despite a stabilizing housing market, disposable incomes remain under pressure. In addition, smaller British companies are looking particularly expensive relative to larger ones. For these reasons, the United Kingdom has become the fund’s largest underweighting.

In Asia, our focus remains on the smaller markets—particularly Indonesia, Singapore, and Korea—where valuations continue to look attractive given the longer-term growth prospects. In contrast, we retain a mildly cautious stance toward Japan. The Bank of Japan is clearly signaling a shift in monetary policy, and the danger is that it might move more vigorously than expected. Valuations remain at a premium when compared with other regions, and small-cap valuations are extended relative to larger peers.

Matthew Dobbs, Senior Vice President

Schroder Investment Management

North America Inc.

May 22, 2006

Fund Profile

As of April 30, 2006

Portfolio Characteristics
		Comparative
	Fund	Index[1]
Number of Stocks	238	3,854
Turnover Rate	35%[2]	—
Expense Ratio	0.50%[2]	—
Short-Term Reserves	2%	—

Volatility Measures
		Comparative
	Fund	Index[1]
R-Squared	0.92	1.00
Beta	1.02	1.00

Sector Diversification (% of portfolio)
		Comparative
	Fund	Index[1]
Consumer Discretionary	16%	19%
Consumer Staples	8	6
Energy	2	3
Financials	22	21
Health Care	4	5
Industrials	27	23
Information Technology	8	8
Materials	7	11
Telecommunication Services	0	1
Utilities	4	3
Short-Term Reserves	2%	—

Ten Largest Holdings[3] (% of total net assets)

Hochtief AG	construction
	and engineering	1.3%
Sika Finanz AG (Bearer)	specialty chemicals	1.3
Topdanmark A/S	multi-line insurance	1.3
BKW FMB Energie AG	electric utilities	1.1
Groupe Bourbon SA	oil and gas
	equipment
	and services	1.1
Bilfinger Berger AG	construction
	and engineering	1.1
Geberit AG	building products	1.0
Saft Groupe SA	electrical components
	and equipment	1.0
Red Electrica de
Espana SA	electric utilities	1.0

HCI Capital AG	asset management
	and custody banks	1.0
Top Ten		11.2%

1 S&P/Citigroup EM EPAC Index.

2 Annualized.

3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 26 for a glossary of investment terms.

Country Diversification (% of portfolio)
		Comparative
	Fund	Index[1]
Europe
United Kingdom	16%	20%
Germany	8	8
Switzerland	8	6
Italy	6	4
France	5	9
Sweden	4	3
Greece	3	1
Finland	3	1
Netherlands	2	4
Denmark	2	1
Spain	2	4
Ireland	2	1
Belgium	1	2
Austria	0	1
Norway	0	1
Subtotal	62%	66%
Pacific
Japan	21%	23%
Australia	2	5
Singapore	2	1
Hong Kong	1	1
Subtotal	26%	30%
Emerging Markets
South Korea	4%	4%
Taiwan	2	0
Indonesia	2	0
India	1	0
Brazil	1	0
Subtotal	10%	4%
Short-Term Reserves	2%	—

1 S&P/Citigroup EM EPAC Index.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 4, 1996–April 30, 2006

Average Annual Total Returns: Periods Ended March 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Since Inception
International Explorer Fund[2]	11/4/1996	33.12%	16.40%	15.15%

1 Six months ended April 30, 2006.

2 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

Note: See Financial Highlights table on page 20 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.2%)
Australia (2.1%)
	James Hardie
	Industries NV	2,644,838	18,999
	Ansell Ltd.	1,883,284	16,351
	Lion Nathan Ltd.	2,230,706	14,089
	Just Group Ltd.	3,254,735	7,776
	Sonic Healthcare Ltd.	250,000	2,840
			60,055
Austria (0.5%)
*	Austriamicrosystems AG	147,870	9,502
	Schoeller-Bleckmann
	Oilfield Equipment AG	100,000	4,156
			13,658
Belgium (1.2%)
^	Fluxys-D	4,552	15,115
^	Compagnie Nationale
	a Portefeuille	25,000	9,410
^	Sofina SA	65,000	6,456
	Kinepolis Group	60,586	2,264
			33,245
Brazil (0.5%)
*[1]	Submarino SA GDR	282,485	15,264

Canada (0.1%)
	Niko Resources Ltd.	42,384	2,462

China (0.3%)
*	Shenzhen
	Expressway Co., Ltd.	13,400,000	6,429
	The Guangshen
	Railway Co., Ltd.	6,800,000	2,613
			9,042
Denmark (2.0%)
*	Topdanmark A/S	270,000	35,239
*^	Jyske Bank A/S	280,800	17,035
^	Trygvesta A/S	53,475	3,288
			55,562

Finland (3.3%)
	YIT Oyj	920,000	25,904
^	OKO Bank (Osuuspankkien
	Keskuspankki Oyj)	1,450,000	23,114
	Kone Oyj	380,000	17,703
	TietoEnator Oyj B Shares	500,000	15,667
	Cargotec Corp.	230,000	11,158
			93,546
France (5.5%)
^	Groupe Bourbon SA	240,000	30,607
*^	Saft Groupe SA	920,000	28,319
^	Nexity	285,000	19,886
	Rodriguez Group	300,000	18,517
^	Kaufman & Broad SA	270,000	15,986
*^	Groupe Partouche SA	568,304	11,566
*	Cegereal	155,159	6,215
*	Amboise A et BSA	363,736	5,911
*	Carrere Group	193,255	5,719

			Market
			Value•
		Shares	($000)
*	HF Company	92,909	4,915
*	Store Promesses	225,227	4,653
*^	CBo Territoria	290,000	1,328
			153,622
Germany (8.2%)
^	Hochtief AG	550,000	37,565
^	Bilfinger Berger AG	470,000	29,893
*^	HCI Capital AG	1,100,000	27,600
^	Schwarz Pharma AG	250,000	22,130
	Techem AG	420,000	18,789
^	Grenkeleasing AG	240,000	18,281
	Rheinmetall AG	225,000	18,135
*^	Aareal Bank AG	350,000	16,494
*	MTU Aero Engines
	Holdings AG	400,000	14,503
	cash.life AG	238,070	9,659
*	CENTROTEC
	Sustainable AG	220,322	9,235
	IDS Scheer AG	344,571	7,803
*	WaveLight Laser
	Technologies AG	32,856	448
			230,535
Greece (3.3%)
	Babis Vovos International	1,053,661	25,350
	Marfin Financial Group SA	650,000	22,058
	Public Power Corp.	600,000	15,348
	Hellenic Exchanges SA	810,000	14,873
	Mytilineos Holdings SA	310,428	9,034
	Fourlis SA	450,000	6,978
			93,641
Hong Kong (0.9%)
	Dah Sing Financial Group	2,000,400	16,401
^	ASM Pacific
	Technology Ltd.	1,400,000	8,150
			24,551
India (0.6%)
*[1]	Reliance Capital
	Warrants Exp. 1/20/10	1,400,000	17,101

Indonesia (1.5%)
	PT Bank Central Asia Tbk	52,924,500	26,351
	PT Bank Rakyat Indonesia Tbk	31,000,000	16,297
			42,648
	Ireland (1.5%)
	C&C Group PLC	3,199,999	24,895
	DCC PLC	750,000	18,198
			43,093
Italy (5.8%)
^	Azimut Holding SpA	1,950,000	23,857

	Beni Stabili SpA	17,000,000	19,704
^	Compagnie Industriali Riunite SpA	6,000,000	18,890
	Davide Campari–Milano SpA	1,800,000	17,571
^	Autostrada Torino–Milano SpA	750,000	17,301
^	ACEA SpA	1,200,000	15,477
^	Mondadori (Arnoldo) Editore SpA	1,139,650	11,478
^	Italmobiliare SpA	120,000	10,743
	Italmobiliare SpA Non–Convertible Risp.	140,000	10,467
*^	Alitalia SpA	6,064,918	8,166
	Ergo Previdenza SpA	1,222,825	8,134
			161,788
Japan (21.1%)
	Dowa Mining Co., Ltd.	2,300,000	26,121
^	Arisawa Mfg. Co., Ltd.	800,000	19,662
	Union Tool Co.	300,000	19,334
	Tokyo Ohka Kogyo Co., Ltd.	500,000	15,947
^	Q.P. Corp.	1,500,000	15,505
^	Gunze Ltd.	2,230,000	15,269
	Aica Kogyo Co., Ltd.	1,000,000	14,439
	ARRK Corp.	400,000	14,320
	Obic Co., Ltd.	70,000	14,291
^	Enplas Corp.	651,000	14,261
	Nippon Sanso Corp.	1,800,000	14,144
	KOA Corp.	900,000	13,707
	NAFCO Co., Ltd.	350,000	13,684

			Market
			Value•
		Shares	($000)
	Nissan Chemical Industries, Ltd.	780,000	13,176
	Circle K Sunkus Co., Ltd.	550,000	12,980
^	Kissei Pharmaceutical Co.	640,000	12,386
^	Santen Pharmaceutical Co., Ltd.	500,000	12,315
	Tsubaki Nakashima Co., Ltd.	564,000	11,619
	Nichicon Corp.	920,000	11,405
^	Nipro Corp.	650,000	11,024
	Lintec Corp.	420,000	10,567
	Ushio Inc.	450,000	10,306
	Sumitomo Warehouse Co., Ltd.	1,300,000	10,069
^	Paris Miki Inc.	450,000	9,629
^	Net One Systems Co., Ltd.	4,000	8,733
	Sumida Corp.	360,000	8,454
	Sato Corp.	340,000	8,248
	Maeda Corp.	1,300,000	7,975
	Daido Steel Co., Ltd.	850,000	7,751
^	TOC Co., Ltd.	1,300,000	7,713
	The Hiroshima Bank, Ltd.	1,200,000	7,653
	Tsuruha Holdings, Inc.	170,000	7,580
	Katokichi Co., Ltd.	960,000	7,435
	Nippon Chemi–Con Corp.	1,000,000	7,430
^	H.I.S Co., Ltd.	230,000	7,236
	Sumisho Lease Co., Ltd.	120,000	6,868
	Hokuetsu Paper Mills, Ltd.	1,200,000	6,866
^	Saizeriya Co., Ltd.	450,000	6,783
^	H.S. Securities Co., Ltd.	400,000	6,547
	Tokyo Leasing Co., Ltd.	400,000	6,475
	Exedy Corp.	200,000	6,243
^	Sumitomo Forestry Co.	595,000	6,036
	Inaba Denki Sangyo Co., Ltd.	160,000	5,967
	Koito Manufacturing Co., Ltd.	400,000	5,735
	OBIC Business Consultants Co., Ltd.	100,000	5,523
	The Musashino Bank, Ltd.	90,000	5,394
^	Belluna Co., Ltd.	263,615	5,392
^	Nissin Healthcare Food Service Co., Ltd.	350,000	5,337
	The Tokyo Tomin Bank, Ltd.	100,000	4,977
^	Nifco Inc.	230,000	4,747
	Toyo Tire &Rubber Co., Ltd.	1,000,000	4,605
	Bank of Okinawa, Ltd	90,000	4,278
	Plenus Co., Ltd.	115,000	4,254
	Right On Co. Ltd	99,300	4,250
	Kureha Chemical Industry Co.	700,000	3,912
^	Tamura Taiko Holdings, Inc.	700,000	3,687
	Japan Airport Terminal Co., Ltd.	314,000	3,633
^	eAccess Ltd.	5,000	3,442
	Nagase & Co., Ltd.	230,000	3,325
	NEC Leasing Ltd.	130,000	3,082
	Musashi Seimitsu Industry Co., Ltd.	110,000	2,995

	Fujikura Kasei Co., Ltd.	250,000	2,934
	ALPHA Corp.	60,000	2,931
	Ryosan Co., Ltd.	100,000	2,909
^	Thine Electronics Inc.	600	2,908
	Kyoden Co., Ltd.	400,000	2,449
	The Higashi–Nippon Bank, Ltd.	450,000	2,354
	NEC Systems	170,000	2,302
	XEBIO Co., Ltd.	66,000	2,233
	AUCNET Inc.	120,000	2,090
	The Minato Bank, Ltd.	630,000	2,041
	ICOM INC.	59,000	2,035
	HARD OFF CORPORATION Co., Ltd.	200,000	1,801
	Nitta Corp.	100,000	1,770
^	Intelligence Ltd.	567	1,655
	Chiyoda Co., Ltd.	50,000	1,397
	Rex Holdings Co., Ltd.	418	1,368
*^	Ninety-nine Plus Inc.	700	1,121
^	Mimasu Semiconductor Industry Co., Ltd.	40,400	903
^	^Nidec Copal Corp.	56,700	801

			Market
			Value•
		Shares	($000)
	Furukawa–Sky Aluminum Corp.	41,000	208
	Sega Sammy Holdings Inc.	20	1
			590,932
Netherlands (2.1%)
	Fugro NV	460,000	19,257
	Koninklijke Ten Cate NV	424,364	12,355
	Heijmans NV	243,028	11,625
	Stork NV	190,500	11,287
*	Funcom NV	860,000	4,524
			59,048
Singapore (1.5%)
	Singapore Exchange Ltd.	5,000,000	13,609
	ComfortDelgro Corp Ltd.	11,902,000	12,135
*	Sembcorp Industries Ltd.	4,230,000	9,635
	SIA Engineering Co. LTD	2,165,000	4,688
	Singapore Airport Terminal Services Ltd.	1,785,000	2,889
			42,956
South Korea (4.1%)
	Amorepacific Corp.	56,000	20,551
	Hite Brewery Co., Ltd.	136,940	17,995
	Daewoo Engineering &Construction Co., Ltd.	1,000,000	17,279
	Samsung Corp.	548,890	17,107
	Pusan Bank	1,096,710	16,882
	Daegu Bank	807,820	15,145
	Yuhan Corp.	55,090	9,044
			114,003
Spain (1.9%)
^	Red Electrica de Espana SA	800,000	27,862
	Enagas SA	1,100,000	24,153
			52,015
Sweden (4.0%)
*^	Transcom WorldWide SA	2,176,015	27,155
^	Swedish Match AB	1,800,000	26,917
	Oriflame Cosmetics SA	680,000	25,649
	D. Carnegie & Co. AB	792,120	17,555
	Saab AB	600,000	15,468
			112,744

Switzerland (8.0%)
	Sika Finanz AG (Bearer)	31,510	36,724
^	BKW FMB Energie AG	300,000	30,877
*^	Geberit AG	25,000	29,094
^	Publigroupe SA	80,000	25,721
^	Schindler Holding AG	430,000	23,489
	Jelmoli Holding AG	12,000	22,963
	Kuoni Reisen Holding AG (Registered)	41,000	21,927
^	Helvetia Patria Holding AG	55,000	14,811

	Mobilezone Holding AG	1,700,000	9,219
	Bank Sarasin & Cie AG	3,000	8,973
			223,798
Taiwan (1.7%)
*[1]	Catcher Technology Warrants Exp. 11/29/10	1,773,000	19,857
*[1]	E.Sun Financial Holding Co., Ltd. GDR	737,845	13,355
*[1]	Zyxel Communications Corp. Warrants Exp. 11/23/07	2,500,000	5,292
*	Basso Industry Warrants Exp. 5/26/06	2,305,280	4,148
*[1]	Tong Yang Industry Co., Ltd.Warrants Exp. 3/10/11	3,176,700	4,048
			46,700
Thailand (0.4%)
	Bank of Ayudhya PLC	22,500,000	11,490

United Kingdom (16.1%)
	SIG PLC	1,300,000	21,382
	Babcock International Group PLC	3,400,000	19,624
	Carillion PLC	2,800,000	16,614
	Findel PLC	1,600,000	15,948
	Inchape PLC	310,000	15,300
	ICAP PLC	1,500,000	14,181
	WS Atkins PLC	870,000	13,719
	J.D. Wetherspoon PLC	1,900,000	13,446
	John Laing PLC	2,509,803	13,229
	Meggitt PLC	2,074,643	12,687
	Bellway PLC	575,000	12,503

			Market
			Value•
		Shares	($000)
	Forth Ports PLC	380,000	12,340
	Abbot Group PLC	2,000,000	11,962
	Speedy Hire PLC	690,000	11,705
	Headlam Group PLC	1,200,000	10,888
	Balfour Beatty PLC	1,600,000	10,418
	Paragon Group Cos. PLC	800,000	10,307
	Whatman PLC	1,801,504	10,267
	Close Brothers Group PLC	525,000	10,213
	Quintain Estates &Development PLC	900,000	10,139
*	CSR PLC	450,000	9,903
	Resolution PLC	900,000	9,870
	Redrow PLC	1,000,000	9,673
	Alfred McAlpine Group PLC	1,048,635	9,524
	The Go-Ahead Group PLC	280,000	9,493
	Wilson Bowden PLC	320,000	9,139
	Domestic & General Group PLC	520,000	8,670
*	Premier Oil PLC	456,503	8,497
	London Merchant Securities PLC	1,700,000	8,341
	Shaftesbury PLC	850,000	8,194
	Chrysalis Group PLC	3,000,000	7,525
	Alexon Group PLC	1,900,000	7,522
	First Choice Holidays PLC	1,800,000	7,308
	National Express Group PLC	450,000	7,286
	Goldshield Group PLC	1,025,601	6,409
*	AEA Technology PLC	2,781,250	5,496
	The Future Network PLC	7,200,000	5,472
	Ultra Electronics Holdings PLC	250,000	4,960
	Intermediate Capital Group PLC	200,000	4,939
	Nestor Healthcare Group PLC	2,149,235	4,788
	BPP Holdings PLC	600,000	4,760
	Lawrence PLC	800,000	4,454
	Stagecoach Group PLC	2,000,000	3,941
	RM PLC	1,000,000	3,536
	Devro PLC	1,325,947	3,380
*	I-Mate PLC	753,000	3,113
	Liontrust Asset
	Management PLC	428,549	2,906
*	London Clubs
	International PLC	1,200,000	2,593
	Grainger Trust PLC	262,624	2,563
			451,127
Total Common Stocks (Cost $1,814,652)			2,754,626
Temporary Cash Investments (11.5%)
[2]	Vanguard Market Liquidity Fund, 4.771%	51,029,061	51,029
[2]	Vanguard Market Liquidity Fund, 4.771%— Note G	270,517,174	270,517

Total Temporary Cash Investments (Cost $321,546)	321,546
Total Investments (109.7%) (Cost $2,136,198)	3,076,172
Other Assets and Liabilities (–9.7%)
Other Assets—Note C	15,677
Security Lending Collateral Payable to Brokers—Note G	(270,517)
Other Liabilities	(15,955)
(270,795)
Net Assets (100%)
Applicable to 130,496,862 outstanding $.001par value shares of beneficial interest (unlimited authorization)	2,805,377
Net Asset Value Per Share	$21.50

At April 30, 2006, net assets consisted of:[3]
	Amount	Per
	($000)	Share
Paid-in Capital	1,751,123	$13.42
Undistributed Net Investment Income	4,729.04
Accumulated Net Realized Gains	109,428.84
Unrealized Appreciation
Investment Securities	939,974	7.20
Foreign Currencies	123	—
Net Assets	2,805,377	$21.50

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, the aggregate value of these securities was $74,917,000, representing 2.7% of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 See Note E in Notes to Financial Statements for the tax-basis components of net assets. GDR—Global Depositary Receipt.

Statement of Operations

Six Months Ended
April 30, 2006
($000)
Investment Income
Income
Dividends[1]	17,761
Interest[2]	1,263
Security Lending	772
Total Income	19,796
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,403
Performance Adjustment	614
The Vanguard Group—Note C
Management and Administrative	2,235
Marketing and Distribution	288
Custodian Fees	459
Shareholders’ Reports	20
Trustees’ Fees and Expenses	1
Total Expenses	6,020
Expenses Paid Indirectly—Note D	(180)
Net Expenses	5,840
Net Investment Income	13,956
Realized Net Gain (Loss)
Investment Securities Sold	111,603
Foreign Currencies	274
Realized Net Gain (Loss)	111,877
Change in Unrealized Appreciation (Depreciation)
Investment Securities	534,952
Foreign Currencies	219
Change in Unrealized Appreciation (Depreciation)	535,171
Net Increase (Decrease) in Net Assets Resulting from Operations	661,004

1 Dividends are net of foreign withholding taxes of $1,773,000.

2 Interest income from an affiliated company of the fund was $1,263,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Apr. 30,	Oct. 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,956	43,159
Realized Net Gain (Loss)	111,877	167,169
Change in Unrealized Appreciation (Depreciation)	535,171	228,403
Net Increase (Decrease) in Net Assets Resulting from Operations	661,004	438,731
Distributions
Net Investment Income	(46,929)	(26,364)
Realized Capital Gain[1]	(158,384)	(31,856)
Total Distributions	(205,313)	(58,220)
Capital Share Transactions—Note H
Issued	178,343	350,261
Issued in Lieu of Cash Distributions	181,737	51,862
Redeemed[2]	(140,788)	(229,461)
Net Increase (Decrease) from Capital Share Transactions	219,292	172,662
Total Increase (Decrease)	674,983	553,173
Net Assets
Beginning of Period	2,130,394	1,577,221
End of Period[3]	2,805,377	2,130,394

1 Includes fiscal 2006 and 2005 short-term gain distributions totaling $45,755,000 and $20,871,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net of redemption fees of $29,000 and $28,000.

3 Net Assets—End of Period includes undistributed net investment income of $4,729,000 and $35,697,000.

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2006	2005	2004	2003	2002[1]	2001
Net Asset Value, Beginning of Period	$17.99	$14.64	$11.89	$8.11	$9.07	$15.50
Investment Operations
Net Investment Income	.12	.37	.273[2]	.14[2]	.08	.05
Net Realized and Unrealized Gain (Loss) on Investments	5.14	3.51	2.544	3.70	(.90)	(3.78)
Total from Investment Operations	5.26	3.88	2.817	3.84	(.82)	(3.73)
Distributions
Dividends from Net Investment Income	(.40)	(.24)	(.067)	(.06)	(.14)	(.09)
Distributions from Realized Capital Gains	(1.35)	(.29)	—	—	—	(2.61)
Total Distributions	(1.75)	(.53)	(.067)	(.06)	(.14)	(2.70)
Net Asset Value, End of Period	$21.50	$17.99	$14.64	$11.89	$8.11	$9.07

Total Return[3]	31.31%	27.04%	23.79%	47.70%	–9.24%	–28.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,805	$2,130	$1,577	$420	$96	$22
Ratio of Expenses to Average Net Assets[4]	0.50%[6]	0.50%	0.57%	0.73%	1.04%[5]	1.50%[5]
Ratio of Net Investment Income (Loss)to Average Net Assets	1.16%[6]	2.17%	1.96%	1.52%	1.13%	0.15%
Portfolio Turnover Rate	35%[6]	38%	21%	60%	40%	48%

1 Schroder International Smaller Companies Fund reorganized into Vanguard International Explorer Fund effective June 29, 2002.

2 Calculated based on average shares outstanding.

3 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

4 Includes performance-based investment advisory fee increases (decreases) of 0.05% for 2006, 0.02% for 2005, 0.00% for 2004, and 0.00% for 2003.

5 Expense ratios before waivers and reimbursements of expenses were 1.55% for 2002 and 2.19% for 2001.

6 Annualized.

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Whitehall Funds. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Schroder Investment Management North America Inc. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceeding three years, relative to the S&P/Citigroup Extended Market Europe & Pacific Index. For the six months ended April 30, 2006, the investment advisory fee represented an effective annual basic rate of 0.20% of the fund’s average net assets, before an increase of $614,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2006, the fund had contributed capital of $289,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.29% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2006, these arrangements reduced the fund’s expenses by $180,000 (an annual rate of 0.02% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2006, the fund realized net foreign currency gains of $274,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended April 30, 2006, the fund realized gains on sales of “passive foreign investment companies” of $1,731,000, which have been included in current and prior periods’ taxable income; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Unrealized appreciation through October 31, 2005, on the fund’s passive foreign investment company holdings at April 30, 2006, was $7,279,000 of which $8,647,000 has been distributed and is reflected in the balance of undistributed net investment income.

At April 30, 2006, net unrealized appreciation of investment securities for tax purposes was $932,695,000, consisting of unrealized gains of $962,367,000 on securities that had risen in value since their purchase and $29,672,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended April 30, 2006, the fund purchased $431,625,000 of investment securities and sold $420,385,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2006, was $258,364,000, for which the fund received cash collateral of $270,517,000.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2006	October 31, 2005
	Shares	Shares
	(000)	(000)
Issued	9,246	20,996
Issued in Lieu of Cash Distributions	10,250	3,314
Redeemed	(7,398)	(13,608)
Net Increase (Decrease) in Shares Outstanding	12,098	10,702

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	10/31/2005	4/30/2006	Period[1]
Based on Actual Fund Return	$1,000.00	$1,313.07	$2.87
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.32	2.51

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 2% redemption fee that applies to shares held for less than two months. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1 These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.50%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
135 Vanguard Funds Overseen

IndependentTrustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
135 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute for Biomedical
Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
135 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
135 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director
135 Vanguard Funds Overseen	of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director
and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief
Trustee since January 1993	Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/
135 Vanguard Funds Overseen	lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief
Trustee since April 1985	Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc.
135 Vanguard Funds Overseen	(diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen
Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver
Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
135 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
135 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Explorer, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1262 062006

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	June 19, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	June 19, 2006

VANGUARD WHITEHALL FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	June 19, 2006

*By Power of Attorney. See File Number 2-31333, filed on January 23, 2006. Incorporated by Reference.